SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 10, 2002


                               KOPIN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                         0-19882                   04-2833935
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(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)              File Number)              Identification No.)


                695 Myles Standish Blvd., Taunton, MA 02780-1042
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (508) 824-6696
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Item 5.  Other Events.
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         Attached as an exhibit to this Form 8-K is a copy of a press release disseminated publicly by Kopin Corporation on June 10, 2002, in which the company reaffirmed guidance concerning its revenue expectations for the second quarter ending June 30, 2002.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits.
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         99.1     Kopin Corporation Press Release, dated June 10, 2002.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            KOPIN CORPORATION


Dated:  June 10, 2002       By: /s/ Richard A. Sneider
                                ------------------------------------------------
                                    Richard A. Sneider
                                    Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)